POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Alon Neches
Alon Neches
Director, President & Chief Executive Officer
(Principal Executive Officer)

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Brian T. Schreiber
Brian T. Schreiber
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Ciara Burnham
Ciara A. Burnham
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Douglas French
Douglas A. French
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/2/2023.

/s/ Jeffrey Condit
Jeffrey T. Condit
Principal Accounting Officer

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/2/2023.

/s/ Kai Talarek
Kai Talarek
Director, Senior Vice President and Chief Financial
Officer
(Principal Financial Officer)

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Richard Patching
Richard Patching
Director

POWER OF ATTORNEY

The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, as his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with Registration Statements on Form S-3 under the Securities Act of 1933, as amended, and all amendments thereto executed on behalf of FLIAC for the following:

Market Value Adjusted Fixed Allocation Investment Options pertaining to, but not limited to, the following products (including certain private label versions of those products)

Advisor Plan II	Apex
Advisor Plan III	AS Impact
Advisors Choice 2000	AS Protector
Apex II	Galaxy 3
LifeVest II	Galaxy 2
XTra Credit	LifeVest
XTra Credit Six	Wells Apex
XTra Credit Eight	Wells Variable Annuity
Adviser Plan I	Wells Variable Annuity Plus
Alliance	XTra Credit Four

Index-Linked Allocation Investment Options pertaining to the following products

FlexGuard	FlexGuard Income

Guaranteed Maturity Annuity Contracts

IN WITNESS WHEREOF, I have hereunto set my hand as of 8/1/2023.

/s/ Samuel Weinhoff
Samuel J. Weinhoff
Director